Exhibit 99.2

May 17, 2004 Metavante Corporation Investor Conference Call

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Forward Looking Statements

This presentation contains forward-looking statements concerning M&I’s and Metavante’s future financial results and operations, including expected revenues, earnings, accounting entries, closing dates, and operating activities.  Such statements are subject to important factors which could cause M&I’s and Metavante’s actual results to differ materially from those anticipated by the forward-looking statements.  These factors include (a) receipt of regulatory approvals without unexpected delays or conditions; (b) timely implementation and execution of integration plans; (c) waiver or expiration of rights of minority shareholders of NYCE to exercise rights of first refusal for First Data’s NYCE shares; (d) retention of customers and critical employees; (e) successfully leveraging Metavante/NYCE’s comprehensive product offering to the combined customer base; (f) continued growth at rates approximating recent levels for card-based payment transactions and other product markets; (g) no unanticipated changes in laws, regulations,  or other industry standards affecting Metavante/NYCE’s businesses which require significant product redevelopment efforts, reduce the market for or value of its products or render products obsolete; (h) no unanticipated developments relating to previously disclosed lawsuits or similar matters; (i) successful management of any impact from slowing economic conditions or consumer spending; (j) no catastrophic events that could impact Metavante/NYCE’s or its major customer's operating facilities, communication systems and technology or that has a material negative impact on current economic conditions or levels of consumer spending; (k) no material breach of security of any Metavante/NYCE’s systems; and  (l) those referenced in M&I’s Annual Report on Form 10-K for the year ended December 31, 2003, under the heading “Forward- Looking Statements” and such other factors as  may be described from time to time in M&I’s subsequent SEC filings, which factors are incorporated herein by reference.

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Q2 2004 Developments

NYCE acquisition

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Industry-leading EFT network, increased debit card POS transaction opportunity

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EFT processing business

AFS acquisition

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40-product portfolio, financial institution software

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Industry’s only operational Check 21 electronic check-image clearinghouse--Endpoint Exchange

Kirchman acquisition

In-house, turnkey core processing software

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NYCE Network Acquisition Enhances Competitive Position

[MAP] 147,400 NYCE ATMs *(source: ATM & Debit News)

#2 EFT Network Switch*

#3 PIN debit processor* after FDC, Visa

Compete on products, pricing with other major industry providers with EFT processing business and EFT networks

Enhance competitive position against other core processors without EFT processing or network connected to to deposit (DDA) account processing

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NYCE Synergies

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Financial institution centric

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Customer base footprint

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Scale and reliability

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Funding accounts access

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Leveraging technology economies of scale

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Card personalization, fulfillment

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EFT Processing Metrics

	Metavante	NYCE	Pro Forma Combined
Participants	1,200	600	1,800
ATMs	9,000	11,000	20,000
POS Locations	31,000	0	31,000
Cardholders	17 million	6 million	23 million
Monthly Processed Transactions	210 million	25 million	235 million

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AFS Synergies

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40-product portfolio to cross sell

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Check-imaging leadership, image-based digital solutions process +50 million checks, documents daily

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Endpoint Exchange, operating check-image network for +4,000 financial institutions; enabling Check 21

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Medical Banking Exchange, healthcare payment-processing platform; HIPPA-compliant solutions

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Kirchman Synergies

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Adds in-house, turnkey core processing software solution

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800 financial institution clients for Metavante cross sale opportunities

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Kirchman compliance/regulatory services for cross sale opportunities

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Unique Opportunity to Create Value for M&I Shareholders

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Acquiring #2 EFT network switch in U.S., combine with Metavante ACH processing;
Everlink Canadian expansion (NYCE)

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Leading financial software provider adds industry-leading electronic check presentment and image exchange network (AFS, Endpoint Exchange)

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Connecting Metavante Electronic Presentment and Payment (EPP) to leading payments network infrastructure

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Broadening core processing offering (Kirchman)

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Acquisition Impact Financial Summary

(In Millions)	2003	2004 Pro Forma Effect		2004	2005
	Actual	Kirchman1/AFS[2]	NYCE[3]	Pro Forma	Pro Forma
Revenue	$727[5]	$65-80	$50-65	$890-920	$1,050 - 1,150
Net Earnings	$55.6	$0-2	$0-5	$64-71	$90-100
EBITDA	$193[4]	$14-16	$25-30	$250-275	$325-350
Intangibles	$180	$290	$620	$1,075	$1,050

[1] Estimated closing of May 31, 2004
[2] Estimated closing of June 30, 2004
[3] Estimated closing of July 31, 2004
4 EBITDA equals net earnings of $55.6 plus
  depreciation & amortization of $114 plus interest of $2 plus taxes of $21
[5]Metavante reported revenue of $729 less $2.3 of intercompany interest

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Acquisition Next Steps
* Kirchman (announced April 21; expected May close) * AFS (announced May 6; expected June/July close) * NYCE (announced May 17; expected July close)	* Fill product gap * Established financial software products * Expand market reach * Businesses with adoption growth models * Participate in macro shift to electronic payments

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Turning hidden revenue into profit.™